Exhibit 99.1

INNOVATIVE THERAPIES NOVEL PRODUCTS April 2015 ©2015 VIVUS Inc. All rights reserved www.vivus.com ®

FORWARD LOOKING STATEMENT This presentation contains "forward-looking" statements that involve risks and uncertainties. These statements typically may be identified by the use of forward-looking words or phrases such as "may," "believe," "expect," "forecast," "intend," "anticipate," "predict," "should," "planned," "likely," "opportunity," "estimated," and "potential," the negative use of these words or other similar words. All forward-looking statements included in this presentation are based on our current expectations, and we assume no obligation to update any such forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements. In order to comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experiences to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, and results of our business include but are not limited to: (1) our limited commercial experience with Qsymia® in the United States, or U.S.; (2) the timing of initiation and completion of the clinical studies required as part of the approval of Qsymia by the U.S. Food and Drug Administration, or FDA; (3) the response from the FDA to the data that we will submit relating to post-approval clinical studies; (4) the impact of the indicated uses and contraindications contained in the Qsymia label and the Risk Evaluation and Mitigation Strategy requirements; (5) our ability to continue to certify and add to the Qsymia retail pharmacy network and sell Qsymia through this network; (6) whether the Qsymia retail pharmacy network will simplify and reduce the prescribing burden for physicians, improve access and reduce waiting times for patients seeking to initiate therapy with Qsymia; (7) that we may be required to provide further analysis of previously submitted clinical trial data; (8) our ongoing dialog with the European Medicines Agency, or EMA, relating to our cardiovascular outcomes trial, or CVOT, and the resubmission of an application for the grant of a marketing authorization to the EMA, the timing of such resubmission, if any, the results of the CVOT, assessment by the EMA of the application for marketing authorization, and their agreement with the data from the CVOT; (9) our ability to successfully seek approval for Qsymia in other territories outside the U.S. and European Union, or EU; (10) whether healthcare providers, payors and public policy makers will recognize the significance of the American Medical Association officially recognizing obesity as a disease, or the new American Association of Clinical Endocrinologists guidelines; (11) our ability to successfully commercialize Qsymia including risks and uncertainties related to expansion to retail distribution, the broadening of payor reimbursement, the expansion of Qsymia's primary care presence, and the outcomes of our discussions with pharmaceutical companies and our strategic and franchise-specific pathways for Qsymia; (12) our ability to focus our promotional efforts on health-care providers and on patient education that, along with increased access to Qsymia and ongoing improvements in reimbursement, will result in the accelerated adoption of Qsymia; (13) our ability to eliminate expenses that are not essential to expanding the use of Qsymia and fully realize the anticipated benefits from a cost reduction plan, including the timing thereof; (14) the impact of lower annual net cost savings than currently expected; (15) the impact of a cost reduction plan on our business and unanticipated charges not currently contemplated that may occur as a result of a cost reduction plan; (16) our ability to ensure that the entire supply chain for Qsymia efficiently and consistently delivers Qsymia to our customers; (17) risks and uncertainties related to the timing, strategy, tactics and success of the launches and commercialization of STENDRA® (avanafil) or SPEDRA™ (avanafil) by our sublicensees in the United States, Canada, the EU, Australia, New Zealand, Africa, the Middle East, Turkey, and the Commonwealth of Independent States, including Russia; (18) our ability to successfully complete on acceptable terms, and on a timely basis, avanafil partnering discussions for other territories under our license with Mitsubishi Tanabe Pharma Corporation in which we do not have a commercial collaboration; (19) the timing of the qualification and subsequent approval by regulatory authorities of Sanofi Chimie and Sanofi Winthrop Industrie as a qualified supplier of STENDRA/SPEDRA, Sanofi Chimie's ability to undertake worldwide manufacturing of the avanafil active pharmaceutical ingredient and Sanofi Winthrop Industrie's ability to undertake worldwide manufacturing of the tablets for avanafil; (20) the ability of our partners to maintain regulatory approvals to manufacture and adequately supply our products to meet demand; (21) our ability to accurately forecast Qsymia demand; (22) our ability to increase Qsymia sales in 2014 through growth in certified retail pharmacies, expansion of reimbursement coverage and the use of a more focused selling message; (23) the number of Qsymia prescriptions dispensed through the mail order system and through certified retail pharmacies; (24) the impact of promotional programs for Qsymia on our net product revenue and net income (loss) in future periods; (25) our history of losses and variable quarterly results; (26) substantial competition; (27) risks related to the failure to protect our intellectual property and litigation in which we are involved or may become involved; (28) uncertainties of government or third-party payor reimbursement; (29) our reliance on sole-source suppliers; (30) our reliance on third parties and our collaborative partners; (31) our failure to continue to develop innovative investigational drug candidates and drugs; (32) risks related to the failure to obtain FDA or foreign authority clearances or approvals and noncompliance with FDA or foreign authority regulations; (33) our ability to demonstrate through clinical testing the quality, safety, and efficacy of our investigational drug candidates; (34) the timing of initiation and completion of clinical trials and submissions to foreign authorities; (35) the results of post-marketing studies are not favorable; (36) compliance with post-marketing regulatory standards, post-marketing obligations or pharmacovigilance rules is not maintained; (37) the volatility and liquidity of the financial markets; (38) our liquidity and capital resources; (39) our expected future revenues, operations and expenditures; (40) potential change in our business strategy to enhance long-term stockholder value; (41) the impact, if any, of changes to our Board of Directors, the recent appointment of a new Chief Executive Officer and Chief Financial Officer, the resignation of our former President, the decision of our former Chief Financial Officer to exercise his right to terminate his employment for Good Reason (as defined in his Amended and Restated Change of Control and Severance Agreement with the Company, effective as of July 1, 2013) and the assumption of the Chief Commercial Officer's duties and responsibilities by our Chief Executive Officer; and (42) other factors that are described from time to time in our periodic filings with the Securities and Exchange Commission, or the SEC, or the Commission, including our Annual Report on Form 10-K for the year ended December 31, 2014. 1 ©2015 VIVUS Inc. All rights reserved www.vivus.com

VIVUS PRIORITIES – 2015 AND BEYOND Grow and enhance viability of Qsymia franchise Exploit opportunities in the U.S. anti-obesity (AO) market Focus personal & non-personal promotional resources on geographies, audiences with greatest potential ROI Personal Promotion: Current AO Rxers; Highest volume new AO Rxers Digital: Motivated, information-seeking consumers Resolve worldwide regulatory issues [CVOT; EU filing; type 2 diabetes mellitus (T2DM)] Initiate clinical studies for new indications [e.g., obstructive sleep apnea (OSA)] Improve Qsymia franchise P&L; Control costs 2 ©2015 VIVUS Inc. All rights reserved www.vivus.com

VIVUS PRIORITIES – 2015 AND BEYOND Expand value of STENDRA/SPEDRA (avanafil) Secure partnership for ED indication in Latin America (LATAM) Initiate human proof-of-concept study in pulmonary arterial hypertension (PAH) Maintain relationships with worldwide ED commercialization partners 3 ©2015 VIVUS Inc. All rights reserved www.vivus.com

# QSYMIA PRESCRIBING INFORMATION

Qsymia®
(phentermine and topiramate extended-release) capsules CIV

## About Qsymia

Qsymia is indicated as an adjunct to a reduced-calorie diet and increased physical activity for chronic weight management in adults with an initial body mass index (BMI) of 30 $kg/m^2$ or greater (obese) or 27 $kg/m^2$ or greater (overweight) in the presence of at least one weight-related medical condition such as high blood pressure, type 2 diabetes, or high cholesterol.

## Important Safety Information

Qsymia (phentermine and topiramate extended-release) capsules CIV is contraindicated in pregnancy; in patients with glaucoma; in hyperthyroidism; in patients receiving treatment or within 14 days following treatment with monoamine oxidase inhibitors (MAOIs); or in patients with hypersensitivity to sympathomimetic amines, topiramate, or any of the inactive ingredients in Qsymia.

Qsymia can cause fetal harm. Females of reproductive potential should have a negative pregnancy test before treatment and monthly thereafter and use effective contraception consistently during Qsymia therapy. If a patient becomes pregnant while taking Qsymia, treatment should be discontinued immediately, and the patient should be informed of the potential hazard to the fetus.

The most commonly observed side effects in controlled clinical studies, 5% or greater and at least 1.5 times placebo, include paraesthesia, dizziness, dysgeusia, insomnia, constipation, and dry mouth.

©2015 VIVUS Inc. All rights reserved | www.vivus.com
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OBESITY MARKET & QSYMIA COMMERCIALIZATION 5 ©2015 VIVUS Inc. All rights reserved www.vivus.com

# QSYMIA SALES FORCE REALIGNMENT & COMMERCIAL FOCUS

VIVUS®

- Reduce from ~150 territories to ~100 territories
  - ➤Reconfigure certain geographies
  - ➤Maintain strong coverage of most important HCP prescribers within anti-obesity market (~10,000–~15,000)
- Establish and expand influence of communities of prescribers
- Increase investment in digital media initiatives

©2015 VIVUS Inc. All rights reserved | www.vivus.com
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Spec CARD ENDO NP/PA OB/GYN PCP SURG Avg Rx/MD 15.2 43.0 9.5 14.2 13.8 11.4 Source: VIVUS Data on File, includes MO+PR Retail QSYMIA TRXS BY SPECIALTY –12 MONTHS ENDING FEB-2015 ENDO IS THE LEADING SPECIALTY BY PRODUCTIVITY ©2015 VIVUS Inc. All rights reserved www.vivus.com 7 CARD 1% ENDO 5% NP/PA 18% OB/GYN 5% PCP 61% SURG 2% OTHER 8% Prescriber Contribution

SOURCE: IMS NPA Rapid AO market COMBINED TRXS OF QSYMIA, BELVIQ AND CONTRAVE COMPRISE ~22% OF PHN (FEB-2015) 8 ©2015 VIVUS Inc. All rights reserved www.vivus.com 590.3 42.9 54.0 36.4 0 100 200 300 400 500 600 700 800 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 TRxs (000s) Phentermine (all) TRx QSYMIA BELVIQ CONTRAVE

QSYMIA MONTHLY TRx VOLUME HAS REMAINED STEADY

VIVUS®

MAT (000)	AO Market TRxs	Branded AO TRx
Feb-2013	7,999	290
Feb-2014	8,604 (+7.6%)	774 (+167%)
Feb-2015	9,577 (+11.3%)	1,417 (+83%)



TRxs (000s)
0
10
20
30
40
50
60
39.0
38.6
46.0
43.1
40.9
41.5
40.3
45.0
46.8
48.0
46.1
48.2
46.6
47.1
50.1
43.4
45.3
44.6
42.9
Aug-2013
Sep-2013
Oct-2013
Nov-2013
Dec-2013
Jan-2014
Feb-2014
Mar-2014
Apr-2014
May-2014
Jun-2014
Jul-2014
Aug-2014
Sep-2014
Oct-2014
Nov-2014
Dec-2014
Jan-2015
Feb-2015

Source: IMS (Monthly)

©2015 VIVUS Inc. All rights reserved | www.vivus.com

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QSYMIA COVERAGE IS STEADY Q4 2013 2014 10 ©2015 VIVUS Inc. All rights reserved www.vivus.com 38% 38% 43% 43% 44% 44% 44% 46% 46% 48% 48% 48% 48% 48% 48% 48% % Access

QSYMIA TARGETS CONTINUE TO PRESCRIBE Source: IMS Xponent; VIVUS data on file 11 ©2015 VIVUS Inc. All rights reserved www.vivus.com

DIGITAL MEDIA DRIVES CONSUMER TRAFFIC 12 ©2015 VIVUS Inc. All rights reserved www.vivus.com FTO VITALS

13 ©2015 VIVUS Inc. All rights reserved www.vivus.com Q1-2015 IMPROVED CONVERSION EFFICIENCY DIGITAL MEDIA DRIVES CONSUMER TRAFFIC 0.0% 10.0% 20.0% 30.0% 40.0% Total Weekly Conversions (clicks to FTO and VITALS) as Percentage of Total Traffic (Users)

QSYMIA HAS EXCLUSIVE FORMULARY POSITION WITH CVS/CAREMARK Qsymia is the sole anti-obesity agent listed on the CVS/Caremark Performance Drug List Preferred brand (Tier 2) that is clinically appropriate in an anti-obesity class ©2015 VIVUS Inc. All rights reserved www.vivus.com 14

Qsymia Effect on Risk Factors Qsymia Utilization 15 ©2015 VIVUS Inc. All rights reserved www.vivus.com

QSYMIA: IMPROVEMENT IN RISK FACTORS 16 Diastolic BP Systolic BP Fibrinogen Triglycerides TChol:HDL IWQOL total Fasting glucose HOMA-IR Fasting insulin HbA1c hs-CRP ALT Apnea Hypopnea Index Placebo subtracted effect size Placebo subtracted effect size Favors Qsymia Favors Placebo Favors Qsymia Favors Placebo Waist circumference ITT-LOCF; Effect size calculated as mean change divided by SD SOURCE: Data on file, VIVUS, Inc. Recommended Dose Top Dose ©2015 VIVUS Inc. All rights reserved www.vivus.com -1 -0.5 0 0.5 -1 -0.5 0 0.5

DRUG UTILIZATION STUDY OB-303 (CONQUER) Drug Utilization Study Age (years) 51 49* BMI, kg/m2 37 36 Female, % 70 80 Hypertension Hx, % 53 39 Dyslipidemia Hx, % 36 42 Diabetes Hx, % 16 19 Hx=history Source: Vivus Data on file – 31-Jul-2014 17 *97.5% of retail patients are aged 21-70 ©2015 VIVUS Inc. All rights reserved www.vivus.com

Qsiva CVOT Qsymia Clinical Development Qsymia IP 18 ©2015 VIVUS Inc. All rights reserved www.vivus.com

CVOT UPDATE VIVUS has submitted to FDA a meeting request to discuss design alternatives CVOT unlikely to initiate in 2015 19 ©2015 VIVUS Inc. All rights reserved www.vivus.com

QSYMIA IN OSA 20 ©2015 VIVUS Inc. All rights reserved www.vivus.com Disease Facts General prevalence: 4% of women and 9% of men National Commission on Sleep Disorders Research estimated that minimal Sleep-Disturbed Breathing affects 7 - 18 million people in the U.S. Relatively severe cases affect ~2-4 million people Prevalence increases with age Qsymia Stage of Development Phase 2

AHI = Apnea-Hypopnea Index; *P<0.01 active vs. placebo change from baseline; n=45 subjects SOURCE: Winslow DH; Bowden CH; DiDonato KP; McCullough PA. A randomized, double-blind, placebo-controlled study of an oral, extended release formulation of phentermine/topiramate for the treatment of obstructive sleep apnea in obese adults. SLEEP 2012;35(11):1529-1539. * Baseline Week 28 Week 28 Baseline AHI Events Per Hour of Sleep Mild Severe Moderate Qsymia Placebo OB-204: OBESE SUBJECTS WITH SEVERE SLEEP APNEA TOP DOSE QSYMIA SIGNIFICANTLY REDUCES AHI EVENTS (ITT-LOCF) 21 ©2015 VIVUS Inc. All rights reserved www.vivus.com 44 46 27 14 0 10 20 30 40 50 Placebo Qnexa

NEW PATENTS EXTEND QSYMIA COVERAGE TO 2029; ACQUISITION OF ADDITIONAL PATENTS REMOVED UNCERTAINTY Nine Qsymia patents listed now in the FDA Orange Book comprising several hundred claims Four additional VIVUS patents with claims covering QSYMIA issued in 2013 and 2014, extending coverage by up to nine years U.S. Patent Nos. 8,580,298 and 8,895,058 26 and 32 claims, respectively, directed to unit dosage forms or packaged pharmaceutical preparations U.S. Patent Nos. 8,580,299 and 8,895,057 Nine and 33 method-of-use claims, respectively, for effecting weight loss over a two-year period Janssen patents (acquired Aug-2014) directed to methods of using topiramate to treat obesity, lower blood pressure and lipid parameters and reduce blood glucose, and to treat impulse control disorders Paragraph IV certifications: Actavis (May-2014); Teva (Mar-2015) 22 ©2015 VIVUS Inc. All rights reserved www.vivus.com

STENDRA PRESCRIBING INFORMATION About STENDRA® STENDRA is a prescription medicine used to treat erectile dysfunction (ED). STENDRA (avanafil) is licensed from Mitsubishi Tanabe Pharma Corporation. VIVUS has development and commercial rights to STENDRA for the treatment of sexual dysfunction worldwide with the exception of certain Asian Pacific Rim countries. Important Safety Information Do not take STENDRA if you take nitrates, often prescribed for chest pain, as this may cause a sudden, unsafe drop in blood pressure. Tell your healthcare provider about all the medicines you take and discuss your general health status to ensure that you are healthy enough to engage in sexual activity. If you experience chest pain, nausea, or any other discomforts during sex, seek immediate medical help. In the rare event of an erection lasting more than 4 hours, seek immediate medical help to avoid long-term injury. STENDRA in combination with other treatments for erectile dysfunction is not recommended. STENDRA does not protect against sexually transmitted diseases, including HIV. The most common side effects of STENDRA are headache, flushing, runny nose and congestion. 23 ©2015 VIVUS Inc. All rights reserved www.vivus.com ®

AVANAFIL PARTNERSHIPS / UPDATE Pursuing partnership in LATAM Auxilium Pharmaceuticals, Inc. (now Endo) - U.S. & Canada U.S. launched 15-minute onset-of-action claim incorporated into STENDRA label (Sep-2014); Endo’s promotional program in early stages of deployment Menarini - 40 Countries in Europe + AUS/NZ EU-5 launched; SPEDRA available in 23 countries within Menarini territory 15-minute onset-of-action data approved by EMA (Jan-2015) Sanofi - Africa, Middle East, Turkey, CIS/Russia Total Potential Value of Deals to Date: $461MM plus Royalties Total Received to Date: $118MM 24 ©2015 VIVUS Inc. All rights reserved www.vivus.com

AVANAFIL IN PAH 25 ©2015 VIVUS Inc. All rights reserved www.vivus.com Disease Facts Worldwide prevalence: 105,000-350,000 ~30,000 Diagnosed & Treated patients in U.S. No cure; estimated five-year survival rate of 57% from diagnosis Avanafil Stage of Development: Phase 2 Proof-of-Concept Regulatory Pathway Two PDE5 inhibitors approved (sildenafil; tadalafil) VIVUS working with FDA re: pathway for avanafil in PAH IP Composition of Matter through 2025 w/anticipated PTE

VIVUS PRIORITIES – 2015 AND BEYOND Grow and enhance viability of Qsymia franchise Exploit opportunities in the U.S. anti-obesity (AO) market Resolve worldwide regulatory issues Initiate clinical studies for new indications (e.g., OSA) Improve Qsymia franchise P&L; Control costs Expand value of STENDRA/SPEDRA Secure partnership for ED indication in LATAM Initiate human proof-of-concept study in PAH Maintain relationships with worldwide ED commercialization partners 26 ©2015 VIVUS Inc. All rights reserved www.vivus.com

INNOVATIVE THERAPIES NOVEL PRODUCTS April 2015 ©2015 VIVUS Inc. All rights reserved www.vivus.com ®